SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 6, 2004

GRAY TELEVISION, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	0-13796	58-0285030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, Atlanta, Georgia		30319

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code      (404) 504-9828

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release of Gray Television, Inc. issued August 6, 2004.

Item 12. Results of Operations and Financial Condition.

     The information set forth under this Item 12 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On August 6, 2004, Gray Television, Inc. issued a press release reporting its financial results for the second quarter ended June 30, 2004. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC. (Registrant)
Dated: August 6, 2004	By:	/s/ James C. Ryan
James C. Ryan, Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Gray Television, Inc. issued August 6, 2004.